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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2026
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Amrize Ltd
(Exact name of registrant as specified in its charter)
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Switzerland	1-42542	98-1807904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Grafenauweg 8,
Zug 6300
(Address of principal executive offices, including Zip Code)

+41 41 562 3490
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMRZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of Shareholders (the “2026 AGM”) of Amrize Ltd (“Amrize” or the “Company”) was held on April 21, 2026. At the 2026 AGM, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1. Approval of the Annual Report, including the consolidated financial statements and the statutory financial statements of Amrize for fiscal year 2025

For	Against	Abstain
240,168,463	47,964	724,080

Proposal 2. Advisory vote to approve the compensation of the Named Executive Officers for fiscal year 2025

For	Against	Abstain	Broker Non-Votes
220,783,415	13,629,752	813,273	5,714,067

Proposal 3. Advisory vote on the frequency of “Say on Pay Vote.” 98% of the votes cast by stockholders were voted, on an advisory basis, in favor of holding future advisory votes on compensation for named executive officers every year. Consistent with the recommendation of Amrize’s Board of Directors (the “Board”) as set forth in Amrize’s proxy statement for the 2026 AGM and the vote of Amrize’s shareholders, Amrize has determined to include a stockholder vote on the compensation of executives in its proxy materials on annual basis until the next required vote on the frequency of shareholder votes on the compensation of executives.

One Year	Two Years	Three Years	Abstain
230,381,468	127,760	2,714,834	2,002,378

Proposal 4. Advisory vote on the Swiss Statutory Remuneration Report for fiscal year 2025

For	Against	Abstain	Broker Non-Votes
221,063,459	13,354,892	808,089	5,714,067

Proposal 5. Advisory vote on the Non-Financial Matters Report for fiscal year 2025

For	Against	Abstain
217,821,855	22,071,119	1,047,533

Proposal 6. Offsetting of accumulated losses for fiscal year 2025

For	Against	Abstain
240,152,626	83,137	704,744

Proposal 7. Approval of a special distribution of legal reserves from capital contribution in the amount of USD 0.44 per outstanding share (the “Special Dividend”)

For	Against	Abstain
239,994,010	299,262	647,235

Proposal 8. Approval of the regular distribution of legal reserves from capital contribution in the amount of up to USD 0.44 per outstanding share (the “Ordinary Dividend”) in up to four (4) installments

For	Against	Abstain
239,971,939	327,326	641,242

Proposal 9. Discharge of the members of the Board and the Executive Management from liability for activities during fiscal year 2025

For	Against	Abstain	Broker Non-Votes
231,346,134	1,053,793	942,689	5,714,067

Proposal 10. Re-election and Election of the Board.

Name	For	Against	Abstain	Broker Non-Votes
Jan Jenisch	212,466,407	22,121,967	638,066	5,714,067
Nick Gangestad	233,324,297	1,227,484	674,659	5,714,067
Dwight Gibson	234,000,959	543,785	681,696	5,714,067
Holli Ladhani	233,783,377	763,385	679,678	5,714,067
Michael E. McKelvy	232,769,435	1,778,026	678,979	5,714,067
Jürg Oleas	232,426,047	2,119,457	680,936	5,714,067
Robert Rivkin	232,817,993	1,722,392	686,055	5,714,067
Katja Roth Pellanda	233,793,355	748,630	684,455	5,714,067
Maria Cristina A. Wilbur	233,780,358	761,740	684,342	5,714,067
Don P. Newman	234,254,861	285,726	685,853	5,714,067
Jacques Wolf Sanche	234,226,378	320,069	679,993	5,714,067

In addition, effective after the filing of the Company's Quarterly Report on Form 10-Q for the first quarter of 2026, (i) Don P. Newman will join the Audit Committee of the Board (the “Audit Committee”) and replace Robert S. Rivkin as the chair of the Audit Committee, (ii) Jacques Wolf Sanche will become a member of the Audit Committee, and (iii) Holli Ladhani will no longer serve as a member of the Audit Committee.

Proposal 11. Re-election of Jan Jenisch as Chairman

For	Against	Abstain	Broker Non-Votes
186,920,403	47,580,897	725,140	5,714,067

Proposal 12. Re-election of the Compensation Committee

Name	For	Against	Abstain	Broker Non-Votes
Nick Gangestad	230,290,212	4,217,992	718,236	5,714,067
Katja Roth Pellanda	230,365,381	4,147,277	713,782	5,714,067
Maria Cristina A. Wilbur	230,377,029	4,134,459	714,952	5,714,067

Proposal 13. Approval of the maximum aggregate compensation for the Board for the period from the 2026 Annual General Meeting to the 2027 Annual General Meeting

For	Against	Abstain	Broker Non-Votes
232,003,641	2,337,243	885,556	5,714,067

Proposal 14. Approval of the maximum aggregate compensation for the Executive Management for fiscal year 2027

For	Against	Abstain	Broker Non-Votes
220,519,854	13,787,600	918,986	5,714,067

Proposal 15. Re-election of Ernst & Young AG as Amrize’s statutory auditors and ratification of the appointment of Ernst & Young LLP as Amrize’s independent registered public accounting firm for U.S. securities law reporting for fiscal year 2026

For	Against	Abstain
239,417,174	172,047	1,351,286

Proposal 16. Re-election of Advoro Zurich Ltd as Independent Voting Representative

For	Against	Abstain
240,248,273	47,417	644,817

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMRIZE LTD

/s/ Denise Singleton
Date: April 21, 2026	Name:	Denise Singleton
	Title:	Chief Legal Officer and Corporate Secretary